                                                                   Exhibit 10.33

                             [FIELDWORKS LETTERHEAD]

                            NON-DISCLOSURE AGREEMENT
                    (FieldWorks, Inc. disclosing information)


This Agreement is made as of the date of execution by FieldWorks ("Execution Date"), by and between FieldWorks, Inc., a Minnesota Corporation, (hereinafter "FieldWorks"), located at 7631 Anagram Drive, Eden Prairie, MN 55344, Phone 612/974-7000, Fax 612/974-7099 and

       Company:
                 -------------------------------------------
       Address:
                 -------------------------------------------

                 -------------------------------------------
     Telephone:  Voice:
                         -----------------------------------
                   FAX:
                         -----------------------------------

(hereinafter the "COMPANY").

FieldWorks or its affiliates intend to disclose to Company certain Confidential Information for use only in discussions with FieldWorks and otherwise as FieldWorks specifies. Both parties wish to clarify their confidential relationship, and agree as follows:

     1. "Confidential Information" means information which FieldWorks considers confidential and secret including without limitation: FieldWorks research, development, software, purchasing, accounting, engineering, marketing merchandising, selling, leasing, servicing, finance and business systems and techniques, which are not generally known outside FieldWorks or its subsidiaries or affiliates. All information Company obtains relating to FieldWorks which Company has reasonable basis to believe to be Confidential Information or which is treated by FieldWorks as being Confidential Information shall be presumed to be Confidential Information. Confidential Information shall not include information Company had prior to receiving Confidential Information from FieldWorks or information in the public domain.

     2. FieldWorks may provide blueprints, specifications, drawings, materials, software listings, schematics, financial information, or other data or documents to Company which FieldWorks considers to be Confidential Information. Company acknowledges that FieldWorks is the owner of the Confidential Information. Company agrees to keep such Confidential Information secret and confidential and agrees not to disclose it to third parties without FieldWorks prior written permission. Company further agrees that it will not disclose the Confidential Information to anyone within its company other than those people with a need to know it and Company will not use any Confidential Information for any purpose, other than discussions or business dealings with FieldWorks, without FieldWorks prior written permission.

     3. All written information delivered by FieldWorks to Company pursuant to this agreement shall remain the property of FieldWorks, and Company shall promptly return to FieldWorks all such written information and any copies of it upon FieldWorks request or termination of this Agreement.

     4. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise to Company, whether express or implied, for any Confidential Information, invention, discovery, or improvement.

     5. This Agreement shall be governed by the laws of the State of Minnesota. This Agreement may not be amended except in writing and signed by both parties.

     6. This Agreement shall cover disclosures FieldWorks makes to Company within two (2) years after the Execution Date. The restrictions on an item of Confidential Information set forth in paragraph 2 shall continue until the earlier of five (5) years after FieldWorks discloses such item of Confidential Information to Company or such Confidential Information becomes generally available to the public through no fault of the Company.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives below.

                 FieldWorks Incorporated
      ------------------------------------------------             -------------------------------------------------
                                                                                  (name of COMPANY)

      ------------------------------------------------             -------------------------------------------------
         (signature of Authorized Representative)                      (signature of Authorized Representative)

      ------------------------------------------------             -------------------------------------------------
          (print Authorized Representative name)                        (print Authorized Representative name)

      ------------------------------------------------             -------------------------------------------------
                          (title)                                                      (title)


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                        MUTUAL NON-DISCLOSURE AGREEMENT
            (FieldWorks, Inc. disclosing and receiving information)


      ------------------------------------------------             -------------------------------------------------
                     (Execution Date)                                                   (date)

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